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                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 29, 1999, except for Note O as to which the date is February 8, 1999, included in K.Swiss Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

GRANT THORNTON LLP

Los Angeles, California
May 28, 1999